News Release Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com Virtus Investment Partners Announces Appointment of Board Member HARTFORD, CT, August 20, 2026 – Virtus Investment Partners (NYSE: VRTS), which operates a multi-boutique asset management business, today announced that John T. “Jack” Boyce, who has more than 25 years of experience in senior financial leadership roles, has been appointed to the Company’s Board of Directors and to its Audit Committee. Boyce, 66, most recently served as head of North America distribution for Insight Investment, where he was responsible for setting strategic direction, business planning, execution, and business growth. He also established and refined its North American commercial business across institutional and intermediary sales. “We welcome Jack to our board as he brings extensive experience in the asset management industry and in building client-focused organizations,” said Timothy A. Holt, chairman of Virtus’ board. “His distribution and operating expertise will be a valuable resource as we continue to focus on growing the Company and delivering long-term shareholder value.” Prior to joining Insight Investment in 2018, Boyce was managing director and head of North American distribution at Standard Life Investments. Earlier, he held senior distribution and leadership roles at PineBridge Investments / AIG Global Investment Corporation, General Electric Asset Management and AEGON / Diversified Investment Advisors. He is a member of the Board of Trustees of Merrimack College and served as Chair from 2021 to 2023. He serves as a board member of the British American Business Council of New England and previously served on the board of the Alzheimer’s Association. He earned a Bachelor of Arts in Psychology and received an honorary doctorate in business administration from Merrimack College. About Virtus Investment Partners Virtus Investment Partners (NYSE: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com investors. We provide investment products and services from our investment managers, each with a distinct investment style and autonomous investment process, as well as select subadvisers. Investment solutions are available across multiple disciplines and product types to meet a wide array of investor needs. Additional information about our firm, investment partners, and strategies is available at virtus.com. Forward-Looking Information This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “intent,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target,” or similar statements or variations of such terms. Our forward- looking statements are based on a series of expectations, assumptions and projections about the company, are not guarantees of future results or performance, and involve substantial risks and uncertainty as described in our most recent Annual Report on Form 10-K and our filings with the Securities and Exchange Commission, which are available in the Investor Relations section of our website, virtus.com. All forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward- looking statements will prove to be correct. Actual results may differ materially. You are urged to carefully consider all such factors. # # # Contacts Sean Rourke, Investor Relations (860) 263-4709 sean.rourke@virtus.com Laura Parsons, Media Relations (860) 503-1382 laura.parsons@virtus.com